Exhibit 99.1

FOR IMMEDIATE RELEASE

For:  GeoResources, Inc.            Contact:    Cathy Kruse
      P. O. Box 1505                Telephone:  (701) 572-2020
      Williston, ND  58802          ir@geoi.net


             GEORESOURCES, INC. REPORTS 1st QUARTER 2003 EARNINGS
                       AND PROVIDES AN OPERATIONS UPDATE

Williston, ND, May 16, 2003 - GeoResources, Inc. (Nasdaq: GEOI) today reported first quarter 2003 net income of $162,000 or $0.04 per share on revenue of $1,077,000 compared to a 2002 first quarter loss of $137,000 or $0.04 per share on revenue of $739,000. Higher commodity prices, which averaged $28.47 per barrel of oil equivalent (BOE) were the primary driver of the improved results. Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) for the year was $334,000, a 542% increase from the prior year. (1)

GeoResources produced 32,000 BOE or 359 BOE per day during the first quarter 2003 compared to 35,000 BOE or 388 BOE per day in the first quarter 2002. The reduced production was attributable to normal production declines that were not offset by new drilling. Since the beginning of the year, the Company has drilled two wells. The SSMU C-101X in the South Starbuck Madison was placed on production this week and the Boll 1-26, an exploratory well, was a dry hole. GeoResources has identified two locations in Bottineau County, North Dakota that are in the process of being permitted and the Company expects to begin drilling during the second or third quarter.

(1) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluating us. Our measure of EBITDA may not be the same as similar measures described by other companies. EBITDA is calculated as follows:

                                           Quarter Ended      Quarter Ended
                                           March 31, 2003     March 31, 2002
                                           --------------     --------------
Net Income (loss)                          $   185,000.00     $  (137,000.00)
(Net income before cumulative effect of
  changes in accounting principles.)
Add back:
  Interest expense                              22,000.00          17,000.00
  Income tax deficit                           (33,000.00)        (35,000.00)
  Depreciation and amortization                160,000.00         207,000.00
                                           --------------     --------------
EBITDA                                     $   334,000.00     $    52,000.00
                                           ==============     ==============

Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words. In addition, all statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the SEC reports of the Company, particularly its Form 10-KSB for the Fiscal Year Ended December 31, 2002, for meaningful cautionary language disclosure.


                                    --30--


                     GEORESOURCES, INC., AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


                                                March 31,     December 31,
                                                  2003            2002
                                              ------------    ------------
ASSETS
CURRENT ASSETS:
  Cash and equivalents                        $    356,157    $    329,302
  Trade receivables, net                           788,008         821,459
  Inventories                                      230,091         207,998
  Income tax receivable                             50,192          50,192
  Prepaid expenses                                  34,782          28,326
                                              ------------    ------------
          Total current assets                   1,459,230       1,437,277
                                              ------------    ------------
PROPERTY, PLANT AND EQUIPMENT, at cost:
  Oil and gas properties, using the
   full cost method of accounting:
     Properties being amortized                 23,466,998      22,636,316
     Properties not subject to amortization        262,758         251,714
  Drilling rig and equipment                     1,100,521       1,077,551
  Leonardite plant and equipment                 3,262,694       3,262,200
  Other                                            756,931         757,431
                                              ------------    ------------
                                                28,849,902      27,985,212
  Less accumulated depreciation, depletion
   amortization and impairment                 (19,717,978)    (20,386,789)
                                              ------------    ------------
          Net property, plant and equipment      9,131,924       7,598,423
                                              ------------    ------------

OTHER ASSETS                                        10,625          12,500
                                              ------------    ------------
TOTAL ASSETS                                  $ 10,601,779    $  9,048,200
                                              ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                            $    584,547    $    659,282
  Accrued expenses                                 299,967         335,219
  Current maturities of long-term debt             131,450         132,260
                                              ------------    ------------
          Total current liabilities              1,015,964       1,126,761

LONG-TERM DEBT, less current maturities          1,878,978       1,910,228
ASSET RETIREMENT OBLIGATION                      1,608,000              --
DEFERRED INCOME TAXES                              358,000         395,000
                                              ------------    ------------
                Total liabilities                4,860,942       3,431,989
                                              ------------    ------------
STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share;
   authorized 10,000,000 shares;
   issued and outstanding 3,763,227
   and 3,787,477 shares, respectively               37,632          37,875
  Additional paid-in capital                       346,962         384,185
  Retained earnings                              5,356,243       5,194,151
                                              ------------    ------------
          Total stockholders' equity             5,740,837       5,616,211
                                              ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 10,601,779    $  9,048,200
                                              ============    ============




                     GEORESOURCES, INC., AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)


                                                  Three Months Ended
                                                       March 31,
                                                  2003            2002
                                              ------------    ------------
OPERATING REVENUES:
  Oil and gas sales                           $    920,574    $    552,265
  Leonardite sales                                 156,394          91,550
  Drilling revenue                                      --          95,484
                                              ------------    ------------
                                                 1,076,968         739,299
                                              ------------    ------------
OPERATING COSTS AND EXPENSES:
  Oil and gas production                           445,112         387,160
  Cost of leonardite sold                          169,150         126,238
  Drilling costs                                        --          57,989
  Depreciation and depletion                       160,189         207,159
  Selling, general and administrative              133,872         120,419
                                              ------------    ------------
                                                   908,323         898,965
                                              ------------    ------------
          Operating income (loss)                  168,645        (159,666)
                                              ------------    ------------
OTHER INCOME (EXPENSE):
  Interest expense                                 (22,130)        (17,328)
  Interest income                                      177             219
  Other income, net                                  5,400           4,500
                                              ------------    ------------
                                                   (16,553)        (12,609)
                                              ------------    ------------
          Income (loss) before income taxes        152,092        (172,275)

  Income tax (expense) benefit                      33,000          35,000
                                              ------------    ------------
          Income (loss) before cumulative
           effect of change in accounting
           principle                               185,092        (137,275)

  Cumulative effect on prior years
   accounting change, net of tax                   (23,000)             --
                                              ------------    ------------
          Net income (loss)                   $    162,092    $   (137,275)
                                              ============    ============
EARNINGS PER SHARE:

  Income (loss) before cumulative
   effect of accounting change                $        .05    $       (.04)
  Cumulative effect of accounting change              (.01)             --
                                              ------------    ------------
  Net income(loss),basic and diluted          $        .04    $       (.04)
                                              ============    ============
PRO FORMA AMOUNTS, assuming retroactive
 application of new accounting method:

  Net income (loss)                           $    185,092    $   (151,509)
                                              ============    ============
  Net income (loss) per share,
   basic and diluted                          $        .05    $       (.04)
                                              ============    ============